SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2)
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           GEOTEK COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_| $125 per Exchange Act Rules 0-11(c)(1)(ii), WP-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5) Total fee paid:

|X| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amounts Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:

                          GEOTEK COMMUNICATIONS, INC.
                                 20 CRAIG ROAD
                           MONTVALE, NEW JERSEY 07645

                                                                  April 30, 1996

DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of the Stockholders (the 'Annual Meeting') of Geotek Communications, Inc. (the 'Corporation') to be held on June 3, 1996, at 10:00 a.m., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York.

     The proposals for the Annual Meeting relate to: (i) the election of eleven directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; and
(iii) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1996 fiscal year.

     We look forward to seeing you at the Annual Meeting. Whether or not you are planning to attend, I urge you to return the enclosed proxy at your earliest convenience if you own shares of Common Stock, Series H Cumulative Convertible Preferred Stock, Series I Cumulative Convertible Preferred Stock, Series K Cumulative Convertible Preferred Stock, Series L Cumulative Convertible Preferred Stock or Series M Cumulative Convertible Preferred Stock.

                                               Sincerely,

                                               YARON EITAN

                                               YARON EITAN
                                               President and
                                               Chief Executive Officer

                          GEOTEK COMMUNICATIONS, INC.
                                 20 CRAIG ROAD
                           MONTVALE, NEW JERSEY 07645
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1996
                            ------------------------

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders (the 'Annual Meeting') of GEOTEK COMMUNICATIONS, INC. (the 'Corporation') will be held on June 3, 1996 at 10:00 a.m., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York to consider and act upon the following proposals: (i) the election of eleven directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; and (iii) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1996 fiscal year, as well as any other business which may properly come before the Annual Meeting.

     Holders of record of the Corporation's Common Stock, par value $.01 per share ('Common Stock'), Series H Cumulative Convertible Preferred Stock, $.01 par value (the 'Series H Stock'), Series I Cumulative Convertible Preferred Stock, $.01 par value (the 'Series I Stock'), Series K Cumulative Convertible Preferred Stock, $.01 par value (the 'Series K Stock'), Series L Cumulative Convertible Preferred Stock, $.01 par value ('Series L Stock') and Series M Cumulative Convertible Preferred Stock, $.01 par value ('Series M Stock' and, collectively with the Series H Stock, the Series I Stock, Series K Stock and Series L Stock, the 'Preferred Stock') as of the close of business on April 23, 1996 shall be entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournment(s) thereof.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, all holders of shares of Common Stock and Preferred Stock are urged to complete and sign the enclosed proxy, and return it promptly to the Corporation. At any time prior to their being voted, proxies are revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

                                             ROBERT VECSLER

                                             ROBERT VECSLER
                                             Secretary

     IT IS IMPORTANT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

April 30, 1996

                          GEOTEK COMMUNICATIONS, INC.
                                 20 CRAIG ROAD
                           MONTVALE, NEW JERSEY 07645
                            ------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1996
                            ------------------------
                                PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement (this 'Proxy Statement') has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Geotek Communications, Inc. (the 'Corporation') of proxies in the enclosed form for use at the Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996 at 10:00 a.m., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and any adjournment(s) thereof. (Such meeting and any adjournment(s) thereof will be hereinafter referred to as the 'Annual Meeting.')

VOTING AND REVOCABILITY OF PROXIES

     Unless authority to vote is withheld or an abstention is rendered with respect to the proposals, all shares represented by properly signed proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR (i) the election of those persons set forth herein as nominees to the Board of Directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; and (iii) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1996 fiscal year.

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

     Proxies for use by holders of the Corporation's Common Stock, $.01 par value ('Common Stock'), Series H Cumulative Convertible Preferred Stock, $.01 par value (the 'Series H Stock'), Series I Cumulative Convertible Preferred Stock, $.01 par value (the 'Series I Stock'), Series K Cumulative Convertible Preferred Stock, $.01 par value (the 'Series K Stock'), Series L Cumulative Convertible Preferred Stock, $.01 par value ('Series L Stock') and Series M Cumulative Convertible Preferred Stock, $.01 par value ('Series M Stock' and, collectively with the Series H Stock, the Series I Stock, Series K Stock and Series L Stock, the 'Preferred Stock') accompany this Proxy Statement.

     Any stockholder who executes and returns a proxy may revoke it at any time before it is exercised by delivering to Robert Vecsler, Secretary of the Corporation, at the offices of the Corporation at the address set forth above, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     This Proxy Statement is being first given or sent to the Corporation's stockholders on or about April 30, 1996.

FOR ADDITIONAL INFORMATION

     Questions concerning the voting of your shares should be directed to Corporate Investor Communications, Inc. at (201) 896-1900 which you may call between the hours of 9:00 a.m. and 5:00 p.m. Monday through Friday.

SOLICITATION OF PROXIES

     The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The Corporation has engaged Corporate Investor Communications, Inc. ('CIC') to solicit proxies in connection with the Annual Meeting. The Corporation has agreed to pay CIC a fee of $5,000 and to reimburse CIC for its reasonable out of pocket expenses. Solicitation may also be made by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by such custodians. Such custodians may be reimbursed for their expenses.

VOTING SECURITIES AND HOLDERS THEREOF

     As of the close of business on April 23, 1996, the record date for receiving notice of and/or voting at the Annual Meeting, the Corporation had approximately 57,041,492 shares of Common Stock outstanding, 444,445 shares of Series H Stock outstanding, 20 shares of each of the Series I Stock and Series K Stock outstanding, 1,062,926 shares of Series L Stock outstanding, and 1,162.5 shares of Series M Stock outstanding. Each share of Common Stock is entitled to one vote, each share of Series H Stock is entitled to ten votes, each share of Series I Stock and Series K Stock is entitled to 42,553 votes, each share of Series L Stock is entitled to one vote, and each share of Series M Stock is entitled to 1,052 votes on each matter being submitted to the Corporation's stockholders at the Annual Meeting. As of such date, there were approximately 1,328 holders of record of Common Stock and one holder of record each of the Series H Stock, the Series I Stock and Series K Stock, two holders of record of the Series L Stock and eight holders of record of the Series M Stock.

     The total number of votes entitled to be cast at the Annual Meeting is 65,473,938.

     Abstentions and broker non-votes are not counted in the calculation of the vote. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on each matter to be acted upon at the Annual Meeting shall constitute a quorum for the purposes of consideration and action on that matter. In the election of directors, stockholders will not have cumulative voting rights and directors will be elected upon receiving the affirmative vote of a plurality of the votes cast by all stockholders entitled to vote thereon. The affirmative vote of a majority of the votes cast by all holders of Common Stock (voting as a separate class) and the affirmative vote of a majority of the votes cast by all holders of Common Stock and Preferred Stock (voting as a single class) is required in order to approve the proposal to amend the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Each other matter to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

     Each of the persons listed below has agreed to be named as a nominee for director in this Proxy Statement and has consented to serve as a director if elected. It is the intention of the persons named in the accompanying form of proxy to vote for those nominees listed below. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend.

     Winston Churchill (Chairman of the Board of the Corporation), Yaron Eitan (President and Chief Executive Officer of the Corporation), Evergreen Canada-Israel Investment & Co., Ltd. ('Evergreen'), S-C Rig Investments-III, L.P. ('S-C Rig') and Vanguard Cellular Systems, Inc. ('Vanguard') have agreed to vote their shares to elect a representative of each of Evergreen, S-C Rig and Vanguard, respectively, to the Board of Directors of the Corporation. This obligation shall continue with respect to each of the parties for so long as Vanguard, S-C Rig and Evergreen beneficially own at least 2,500,000, 2,500,000 and 1,000,000 shares of Common Stock, respectively. In the event that the beneficial ownership of any such party drops below its designated ownership level, then the agreement terminates with respect to such party only and the agreement continues in full force and effect with respect to the remaining parties thereto. Mr. Purnendu Chatterjee is the designated representative of S-C Rig and Mr. Haynes G. Griffin is the designated representative of Vanguard. Evergreen has waived its right to designate a representative to the Corporation's Board of Directors. In addition, the Corporation has agreed, pursuant to an agreement entered into in connection with the Corporation's acquisition of Metro Net Systems, Inc. ('Metro Net'), to use its best efforts to cause the election of Mr. Richard Krants as a director of the Corporation through the 1996 fiscal year. See 'Certain Relationships and Related Transactions.' The Corporation has also agreed to use its best efforts to have Mr. Eitan elected as a member of the Board of Directors during the term of his employment. See 'Executive Compensation--Employment Agreements and Other Matters.'

     Set forth below is certain information with respect to each of the nominees for election to the Corporation's Board of Directors.


                                                                                                                 DIRECTOR
NAME                                AGE      POSITION WITH CORPORATION/BACKGROUND                                  SINCE
- ------------------------------  -----------  -----------------------------------------------------------------  -----------
Walter E. Auch................          75   Director. Chairman and Chief Executive Officer of the Chicago            1989
                                             Board of Options Exchange, Chicago, IL (securities exchange),
                                             August 1979 to December 1986. Presently a Director of Fort
                                             Dearborn Funds, Chicago, IL (investment fund), Smith Barney Trak
                                             Fund, New York, NY (investment fund), Smith Barney VIP Fund, San
                                             Diego, CA (investment fund), Smith Barney Advisors Fund, New
                                             York, NY (investment fund), Banyan Funds, Chicago, IL (real estate company), Pinco Advisors, L.P. Stamford, CT (asset
                                             management-company), Express America Corp., Phoenix, AZ (mortgage company), Brinson Funds, Chicago, IL (investment funds) and
                                             Nicholas/Applegate, San Diego, CA (investment funds).
George Calhoun................          43   Director. President of the Corporation's Wireless Communications         1993
                                             Group since July 1993. Director of National Band Three Limited, a wholly owned subsidiary of the Corporation ('NB3'), since July
                                             1993. Mr. Calhoun joined the Corporation in June 1992 as
                                             President, Chief Operating Officer and director of PowerSpectrum,
                                             Inc., a wholly owned subsidiary of the Corporation
                                             ('PowerSpectrum'). Cofounder of International Digital
                                             Communications Corporation (formerly International Mobile
                                             Machines Corporation ('IMM'), King of Prussia, PA, a corporation engaged in the development of digital radio technology. General
                                             Manager of the Equipment Division of IMM, 1987 to 1990, and
                                             General Manager of the Intellectual Property Licensing Division
                                             of IMM, 1990 to 1992.


                                                                                                                 DIRECTOR
NAME                                AGE      POSITION WITH CORPORATION/BACKGROUND                                  SINCE
- ------------------------------  -----------  -----------------------------------------------------------------  -----------
Purnendu Chatterjee...........          46   Director. Director and President of S-C Rig Co., New York, NY            1993
                                             (general partner of S-C Rig, a Delaware limited partnership, the sole business of which is to make investments and the sole limited partner of which is a charitable trust created by Mr.
                                             George Soros). Investor in public and private companies. Dr.
                                             Chatterjee has been associated with the George Soros organization for approximately nine years. Presently a director of Falcon
                                             Drilling Company, Inc., Houston, TX (oil and gas) and Viatel,
                                             Inc., New York, NY (international voice long distance
                                             telecommunications services).
Winston J. Churchill..........          55   Director and Chairman of the Board. Principal of CIP Capital             1991
                                             Management, Inc., Malvern, PA, a private investment firm formed in 1989. Practiced law with and served as Chairman of the Banking and Financial Institutions Department and the Finance Committee
                                             of Saul, Ewing, Remick & Saul, Philadelphia, PA, for 16 years prior thereto. Director of Central Sprinkler Corp., Landsdale, PA
                                             (sprinkler systems) since 1984 and of IBAH, Inc., Blue Bell, PA
                                             (biotechnology company).

Jonathan C. Crane.............          46   President of the Corporation's United States operations.              N.A.
                                             President and Chief Executive Officer of LightStream Corporation,
                                             a private ATM switch company, from January 1994 to January 1995.
                                             Prior to that employed by MCI Communications Corp. ('MCI'),
                                             Washington, D.C. (telecommunications) for nine years; rose from
                                             Regional Vice President to Executive Vice President,
                                             Multinational Accounts.

Yaron Eitan...................          39   Director. President and Chief Executive Officer of the                   1989
                                             Corporation since March 1989. Since August 1995, Chairman of the
                                             Board of Bogen Communications International, Inc., a subsidiary of the Corporation ('Bogen'), Ramsey, NJ (develops, produces and sells sound and communications equipment, and telephone and telecommunications peripherals). From April 1991 to August 1995,
                                             Chairman of the Board of Bogen Corporation and Bogen
                                             Communications, Inc., both subsidiaries of Bogen. Chairman of the
                                             Board and Chief Executive Officer of PowerSpectrum since June
                                             1992. Director of GMSI, Inc., a majority-owned subsidiary of the
                                             Corporation ('GMSI'), since May 1993. Director of NB3 since July
                                             1993.

Haynes G. Griffin.............          49   Director. President, Chief Executive Officer and Director of             1994
                                             Vanguard, Greensboro, NC (cellular telecommunications carrier), since 1984. Director of Lexington Global Asset Managers, Inc.,
                                             Saddle Brook, NJ (diversified financial services holding
                                             company).


                                                                                                                 DIRECTOR
NAME                                AGE      POSITION WITH CORPORATION/BACKGROUND                                  SINCE
- ------------------------------  -----------  -----------------------------------------------------------------  -----------
Richard Krants................          52   Director. President and Chief Executive Officer of Metro Net,            1994
                                             Plainview, NY, October 1990 to January 1994. Vice President of
                                             Famous Make Communications, Inc., Plainview, NY (communications equipment), December 1979 to October 1993. Currently President of
                                             Mobile Message Service of N.Y., Inc., Plainview, NY (antenna site management).

Richard T. Liebhaber..........          61   Director. Currently Director of Precision Systems, Inc., St.             1995
                                             Petersburg, Florida (telecommunications) and Alcatel, Richardson,
                                             TX (manufacturing communications). Executive Vice President of
                                             MCI from 1986 to June 1995. Director of MCI from June 1992 to
                                             June 1995.

Kevin W. Sharer...............          48   President and Chief Operating Officer of Amgen, Inc. Thousand            1994
                                             Oaks, CA (biotechnology) since October 1992. Executive Vice
                                             President and President Business Markets Division of MCI from
                                             November 1990 to October 1992. Executive Vice President Sales and
                                             Marketing of MCI from April 1989 to November 1990.

William Spier.................          61   Director. Chairman of the Board of the Corporation from August           1990
                                             1991 to May 1992. Director of USI Venture Corp. ('USI'), New
                                             York, NY (holding company). Chairman of the Board and CEO of
                                             DeSoto Corp., Joliet, IL (detergent and household cleaning products manufacturer). Director of Video Lottery Technologies,
                                             Bozeman, MN (video technology) since 1992; Holmes Protection
                                             Group, Inc. New York, NY (security alarm systems and services)
                                             since 1994; and EA Industries, Inc., West Long Brandy, NJ
                                             (electronics contracting manufacturer) since 1995.

INFORMATION CONCERNING OTHER DIRECTORS

     Set forth below is certain information with respect to each person who is currently serving on the Corporation's Board of Directors and who is not a nominee at the Annual Meeting.


                                                                                                                 DIRECTOR
NAME                                AGE      POSITION WITH CORPORATION/BACKGROUND                                  SINCE
- ------------------------------  -----------  -----------------------------------------------------------------  -----------
Haim Rosen....................          60   Director. Vice President of Tadiran Ltd., Israel (manufacturer of        1993
                                             telecommunications equipment, systems and software) and President of Tadiran Ltd. Telecommunications Group (a division of Tadiran
                                             Ltd.) since 1980.

     Mr. Churchill is paid $50,000 per year for serving as Chairman of the Board of Directors. All other directors receive only options as compensation for acting as directors of the Corporation. During 1995, each director of the Corporation (including Messrs. Churchill, Calhoun, Crane and Eitan) received 10,000 options with an exercise price equal to the fair market value of the Common Stock on the date of grant. Directors are reimbursed for expenses related to their attendance at Board of Directors meetings. All options granted to directors expire ten years from the date of grant.

     During the Corporation's 1995 fiscal year, the Board of Directors held a total of eleven (11) regularly scheduled and special meetings. Mr. Rosen attended fewer than 75% of the meetings of the Board of Directors. All other directors attended more than 75% of the meetings of the Board of

Directors and all committees of which they were members held while they were serving on the Board of Directors during 1995.

     During the past five years, except as set forth below, none of the directors of the Corporation has been: (a) convicted in a criminal proceeding or
(b) a party to any civil proceeding as a result of which either has been subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. On January 13, 1993, the Securities and Exchange Commission (the 'Commission') filed a civil complaint in the United States District Court for the District of Massachusetts against certain defendants, including Dr. Chatterjee, wherein the Commission alleged that Dr. Chatterjee engaged in conduct in violation of, or aided and abetted certain alleged violations of, Sections 10(b) and 14(e) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and certain rules promulgated thereunder. Dr. Chatterjee settled the Commission's action on the same date it was filed without admitting or denying the allegations of the complaint. Dr. Chatterjee consented to the entry of a Final Judgment restraining and enjoining him from, inter alia, violating, or aiding and abetting violations of, Sections 10(b) and 14(e) of the Exchange Act and the rules promulgated thereunder. Dr. Chatterjee also agreed to pay a civil penalty of $643,855.

BOARD COMMITTEES

     Set forth below is information concerning the standing committees of the Board of Directors.

     Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Corporation between Board meetings. The Executive Committee met one time during 1995. The present members of the Executive Committee are Messrs. Churchill, Eitan, Chatterjee and Griffin.

     Audit Committee. The Audit Committee is responsible for overseeing the Corporation's internal accounting and auditing methods and procedures and recommends to the Board of Directors a firm of outside independent public accountants for the Corporation, the selection of which is being submitted for ratification by stockholders. The Audit Committee may meet with the outside independent public accountants to review their findings and recommendations. The Audit Committee met three times during 1995. The present members of the Audit Committee are Messrs. Krants, Sharer and Spier.

     Compensation Committee. The Compensation Committee provides general oversight in all employee personnel matters through periodic meetings with management of the Corporation. A primary function of this committee is to review and determine the compensation of present and proposed members of management of the Corporation. The Compensation Committee met one time during 1995. The present members of the Compensation Committee are Messrs. Auch, Churchill, Eitan and Griffin.

     Rule 16b-3 Stock Option Committee. The Rule 16b-3 Stock Option Committee (the '16b-3 Committee') is responsible for administering the Corporation's stock option plans. The Rule 16b-3 Committee met four times during 1995. The present members of the 16b-3 Committee are Messrs. Auch and Griffin.

PROVISIONS AFFECTING LIABILITY OF DIRECTORS

     Pursuant to the Corporation's Restated Certificate of Incorporation, no director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director, except for a breach of the director's duty of loyalty, for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, for transactions from which a director derived an improper personal benefit or for unlawful payment of dividends, stock purchases or redemptions pursuant to
Section 174 of the Delaware General Corporation Law. This provision offers persons who serve on the Board of Directors of the Corporation protection against awards of monetary damages for negligence in the performance of their duties. It does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care. The Corporation's By-Laws also provide that the Corporation will indemnify any director or officer of the Corporation to the fullest extent authorized by Delaware law.

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND PREFERRED STOCK VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH ABOVE. The directors and officers of the Corporation intend to vote their shares in favor of the election of such nominees to the Board of Directors.

                                  PROPOSAL II
                 APPROVAL OF AN AMENDMENT TO THE CORPORATION'S
        RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
    AUTHORIZED SHARES OF COMMON STOCK TO 135,000,000 SHARES OF COMMON STOCK

     The Board of Directors has unanimously adopted a resolution approving a proposal to amend the first paragraph of Article IV of the Corporation's Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Corporation is authorized to issue from 99,000,000 to 135,000,000. The Board of Directors determined that such an amendment is advisable and directed that the proposed amendment be considered at the Annual Meeting.

The full text of the first sentence of Article IV of the Corporation's Restated Certificate of Incorporation, if amended as proposed, will be as follows:

          The total number of shares of stock which this Corporation shall have authority to issue is 139,000,000 shares, consisting of 135,000,000 shares of Common Stock having a par value of $.01 per share, and 4,000,000 shares of Preferred Stock having a par value of $.01 per share.

     The amendment will not increase the number of shares of Preferred Stock authorized. The relative rights and limitations of the Common Stock and Preferred Stock would remain unchanged under the proposed amendment.

PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK

     The proposed amendment would increase the number of shares of Common Stock which the Corporation is authorized to issue from 99,000,000 to 135,000,000. The additional 36,000,000 shares, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

     On April 23, 1996, the Corporation had 57,041,492 shares of Common Stock issued and outstanding. In addition, an aggregate of approximately 41,620,624 shares of Common Stock were reserved for issuance by the Corporation, including shares reserved for issuance (i) upon exercise of options granted under the Corporation's employee stock option plans, (ii) upon exercise of warrants issued in connection with the acquisition of certain operating subsidiaries of the Corporation and certain financing arrangements of the Corporation, (iii) upon conversion of the issued and outstanding Preferred Stock and convertible debt, and (iv) except as noted below, in connection with all transactions the Corporation has consummated through the date hereof. However, the Corporation has not reserved for issuance 11,646,026 shares of Common Stock (the 'Unreserved Shares') issuable with respect to the following transactions:

          (1) An aggregate of 6,185,500 shares of Common Stock issuable to Vanguard upon the exercise of certain out-of-the-money options held by Vanguard (the 'Vanguard Options') and issuable pursuant to a certain Management Consulting Agreement dated as of February 23, 1994 by and between Vanguard and the Corporation (the 'Management Shares'). Vanguard has agreed to waive the Corporation's obligation to reserve the shares issuable upon exercise of the Vanguard Options and issuable as the Management Shares until the Annual Meeting or August 31, 1996. In the event the Corporation does not have sufficient number of shares of Common Stock reserved for issuance to Vanguard of all the Management Shares and the shares issuable upon exercise of the Vanguard Options, the Corporation must pay to Vanguard, as liquidated damages, the fair market value of the Vanguard Options and the Management Shares as of September 1, 1996. For a description of the terms and conditions upon which the Vanguard Options and Management Shares were, and, in the case of the Management Shares, will be, issued, see 'Executive Compensation--Compensation Committee Interlocks and Insider Participation.'

          (2) 250,000 shares of Common Stock issuable to Mr. Churchill upon exercise of certain employee benefit options held by him. Mr. Churchill has agreed to waive the Corporation's obligation to reserve such shares until such time as this Proposal is approved by the stockholders of the Corporation and the Corporation files a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware. For a description of terms of the employee benefit options, see 'Executive Compensation--Employment Agreements and Other Matters.'

          (3) 1,000,000 shares of Common Stock issuable to Mr. Eitan upon exercise of certain employee benefit options held by him. Mr. Eitan has agreed to waive the Corporation's obligation to reserve shares until such time as this Proposal is approved by the stockholders of the Corporation and the Corporation files a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware. For a description of the terms of the employee benefit options, see 'Executive Compensation--Employment Agreements and Other Matters--Chief Executive Officer Compensation.'

          (4) 4,210,526 shares of Common Stock issuable to S-C Rig pursuant to a warrant issued in connection with a $40,000,000 unsecured credit facility made available to the Corporation, as discussed below. The exercisability of the warrant and the Corporation's ability to borrow money under the credit facility are subject to the approval of this proposal. For a description of the warrant and the credit facility transaction, see 'Certain Relationships and Related Transactions.'

If all such options and warrants were exercised, all outstanding shares of Preferred Stock and convertible debt were converted, and all the Unreserved Shares issued, the Corporation would have an aggregate of approximately 110,058,142 shares of Common Stock issued and outstanding. However, as described below, certain of the Corporation's convertible debt is convertible into Common Stock at a price based upon the market price of the Common Stock at the time of conversion. Although the Corporation believes it has reserved a sufficient number of shares of Common Stock to provide for the conversion of this debt, there is no limit as to the number of shares which ultimately may be issued upon such conversion.

     More specifically, on March 30, 1995, in connection with the raising of additional working capital, the Corporation issued and sold an aggregate of $36,000,000 in principal amount of 14 3/4% Senior Convertible Notes (the 'Senior Notes') and 700,000 warrants, each warrant exercisable to purchase one share of Common Stock (the 'Note Warrants'). During each four month period beginning September 30, 1995, February 1, 1996 and June 1, 1996, up to $12,000,000 of the Senior Notes (but not more than $250,000 on any one day) may be converted, from time to time, by the holders thereof into a number of shares of Common Stock at a conversion price equal to 87.5% of the fair market value of the Common Stock (as determined under the operative documents) on the date preceding the date of conversion. As of April 23, 1996, the holders of the Senior Notes had converted $19,791,174 of principal under the Senior Notes into 2,792,348 shares of Common Stock. Based on a fair market value of $10.25 (the closing price of the Common Stock on April 23, 1996), the remaining principal balance on the Senior Notes would be convertible into 1,807,256 shares of Common Stock. As of April 23, 1996, the Corporation had reserved an aggregate total of 3,068,200 shares of Common Stock in order to have sufficient number of shares of Common Stock available for issuance upon conversion of the remaining Senior Notes. To the extent that the fair market value or the average closing price of the Common Stock on the date of conversion of the Senior Notes decreases, the number of shares of Common Stock issuable upon conversion of the Senior Notes will increase, and the Corporation may be required to issue more shares of Common Stock upon conversion of the Senior Notes than it has reserved for this purpose.

     In addition, on December 21, 1995, Geotek Financing Corporation ('GFC'), a newly incorporated wholly owned subsidiary of the Corporation, entered into a loan agreement with Hughes Network Systems, Inc. ('HNS'). Pursuant to such agreement, HNS has agreed to provide GFC with up to $24.5 million of financing, in the form of a convertible note bearing interest at a rate of 12% per annum (the 'HNS Note'), for use in connection with the purchase of additional 900 MHZ licenses to be utilized in the commercial implementation of GEONET (the 'HNS Licenses'). The HNS Note matures two years from the date of the initial drawdown. The HNS Note is secured by a pledge of the stock of the subsidiary holding the HNS Licenses and a guarantee by the Corporation. The HNS Note is convertible, at the option of HNS, into shares of Common Stock during the eighteen month period beginning six months after the initial drawdown at an exercise price equal to the lesser of 90% of the market price per share of Common Stock at the time of conversion or $9.75 per share. Based on a fair market value of $10.25 (the closing price of the Common Stock on April 23, 1996), the full principal amount on the HNS Note would be convertible into 2,655,827 shares of Common Stock. As of April 23, 1996, the Corporation has reserved an aggregate total of 3,888,889 shares of Common Stock in order to have sufficient number of shares of Common Stock available for issuance upon conversion of the HNS Note. To the extent that the market price of the Common Stock on the date of conversion of the HNS Note decreases, the number of shares of Common Stock issuable upon conversion of the HNS Note will increase, and the Corporation may be required to issue more shares of Common Stock upon conversion of the HNS Note than it has reserved for this purpose.

     The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure that an adequate supply of authorized and unissued shares are available for (i) additional issuances under the Corporation's employee benefit plans, (ii) the raising of additional capital for the operations of the Corporation, or (iii) the financing of the acquisition of other businesses. Except as described above, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Corporation's Restated Certificate of Incorporation, its By-Laws or by applicable law.

     The increase in the number of authorized shares of Common Stock has not been proposed for any anti-takeover-related purpose and the Board of Directors and management of the Corporation have no knowledge of any current effort to obtain control of the Corporation or accumulate large amounts of its Common Stock. However, the availability of additional shares of Common Stock could make any attempt to gain control of the Corporation or of the Board of Directors more difficult. Shares of authorized but unissued Common Stock could be issued in an effort to dilute the stock ownership and voting power of any person or entity desiring to acquire control of the Corporation, which might have the effect of discouraging or making less likely such a change of control. Such shares could also be issued to other persons or entities who support the Board of Directors in opposing a takeover attempt that the Board of Directors has deemed not to be in the best interests of the Corporation and its stockholders.

     In evaluating the proposed amendment, stockholders should consider the effect of certain other provisions of the Corporation's Restated Certificate of Incorporation and By-Laws which may have anti-takeover consequences. These provisions include (a) the authorization of 4,000,000 shares of Preferred Stock, the terms of which may be fixed by the Board of Directors without further action by stockholders, (b) a provision that standing Directors may be removed only by a majority vote of stockholders entitled to vote, (c) a limitation on the ability of stockholders to call special stockholder meetings, and (d) a provision that vacancies in, and newly created directorships resulting from an increase in the authorized number of directors on, the Board of Directors may be filled by a majority of the remaining Directors.

EFFECTIVE DATE OF PROPOSED AMENDMENT AND RECOMMENDATION OF THE BOARD

     If the proposed amendment to Article IV of the Restated Certificate of Incorporation of the Corporation is adopted by the required vote of the Corporation's stockholders, such amendment will become effective upon the filing by the Corporation of a Certificate of Amendment to the Corporation's Restated Certificate of Incorporation with the Secretary of the State of Delaware, which is expected to be accomplished as soon as practicable after stockholder approval is obtained. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

                                  PROPOSAL III
                              RATIFICATION OF THE
                     SELECTION OF COOPERS & LYBRAND L.L.P.
                   AS THE CORPORATION'S INDEPENDENT AUDITORS

     The Board of Directors of the Corporation has selected Coopers & Lybrand L.L.P. as independent auditors to audit the accounts of the Corporation for the 1996 fiscal year, and to report thereon to the Board of Directors and the stockholders. This selection has been submitted for ratification or rejection at the Annual Meeting.

     The Corporation's financial statements for the year ended December 31, 1995 were audited by Coopers & Lybrand L.L.P., independent public accountants.

     Coopers & Lybrand L.L.P. has no interest or relationship with the Corporation except in the capacity of independent auditors, nor has that firm had any other interest or relationship with the Corporation in the past.

     Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting. Such representatives will have the opportunity at the Annual Meeting to make a statement, if they so desire, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Corporation and the other executive officers required to be reported pursuant to Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act for all services performed by such executive officers for the Corporation or its affiliates, whether paid by the Corporation, its affiliates or a third party. Except as set forth herein, none of the named executive officers received during the last three fiscal years any perquisites or other personal benefits, securities or property which had an aggregate value of greater than the lower of $50,000 or 10% of the total salary and bonus reported for such executive officer.


                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                        -------------
                                                                ANNUAL COMPENSATION      SECURITIES
                                                              ------------------------   UNDERLYING      ALL OTHER
NAME & PRINCIPAL POSITION                            YEAR       SALARY        BONUS      OPTIONS(1)    COMPENSATION
- -------------------------------------------------  ---------  -----------  -----------  -------------  -------------
Yaron I. Eitan                                          1995  $   249,982  $   200,000(2)     10,000    $    47,482(3)
  President and Chief Executive Officer                 1994      224,025      125,000       960,000         36,919(3)
                                                        1993      224,642      225,000        10,000         39,240(3)

George Calhoun                                          1995  $   175,000  $    30,000        10,000        --
  President-Wireless Technology Division                1994      173,543       35,000        10,000        --
                                                        1993      149,994       50,000        10,000        --

Yoram Bibring                                           1995  $   154,897  $    35,000        15,000    $    10,656(4)
  Executive Vice President                              1994      131,910       35,000       --               8,557(4)
  Chief Operating Officer                               1993      119,260       50,000        65,000          9,333(4)

William Opet (5)                                        1995  $   155,418  $    35,000        10,000    $     5,250
  Senior Vice President                                 1994      105,380       35,000       105,000        --
  Business Development                                  1993      --           --            --             --

Andrew Robb (6)                                         1995  $   160,503  $    28,536       --         $    24,284(7)
  Managing Director of European Operations              1994      156,065       28,143        65,000          8,926
                                                        1993       65,493      --             35,000          5,887

- ------------------

(1) In addition to the options reported hereunder, in 1993 Mr. Eitan, Mr. Calhoun and Mr. Bibring received options to purchase 207,295, 246,780 and 49,356 shares of Common Stock, respectively, in connection with the merger of PowerSpectrum into a wholly-owned subsidiary of the Corporation in 1992. These options were granted pursuant to the Plan of Merger in exchange for PowerSpectrum options which had been previously awarded to these executive officers.
(2) $100,000 of this bonus consists of the forgiveness of indebtedness payable by Mr. Eitan to the Corporation. See 'Executive Compensation--Compensation Committee Interlocks and Insider Participation.'
(3) Consists primarily of life insurance premiums and disability insurance premiums paid by the Corporation for Mr. Eitan aggregating $28,960 and $3,977, respectively in 1995, $28,960 and $3,699 in 1994, and $31,292 and
    $3,451 in 1993; contributions by the Corporation to the Corporation's 401(k) plan on behalf to Mr. Eitan of $9,240 in 1995, $4,260 in 1994 and $4,497 in 1993.
(4) Consists primarily of life insurance premiums and disability insurance premiums paid by the Corporation for Mr. Bibring aggregating $6,500 and $2,211, respectively, in 1995, $6,500 and $2,057 in 1994, and $7,417 and
    $1,916 in 1993.
(5) Mr. Opet joined the Corporation in April 1994.
(6) Mr. Robb joined the Corporation in July 1993.
(7) Consists primarily of contributions by the Corporation to Mr. Robb's retirement fund.

OPTIONS AND STOCK APPRECIATION RIGHTS

     The following tables contain information concerning option grants to, and option exercises by, the executive officers named in the Summary Compensation Table during fiscal 1995 and the value of the options held by such persons at the end of fiscal 1995. No Stock Appreciation Rights were granted or exercised during fiscal 1995.



                                                                                                     POTENTIAL REALIZABLE
                                  NUMBER OF                                                          VALUE AT ASSUMED RATES
                                 SECURITIES       % OF TOTAL                                         OF STOCK APPRECIATION
                                 UNDERLYING     OPTIONS GRANTED    EXERCISE OR                         FOR OPTION TERM(1)
                                   OPTIONS       TO EMPLOYEES      BASE PRICE                        ----------------------
NAME                             GRANTED (#)    IN FISCAL YEAR      ($/SH)(2)     EXPIRATION DATE      5%($)      10%($)
- -------------------------------  -----------  -------------------  -----------  -------------------  ---------  -----------
Yaron I. Eitan.................      10,000(3)            0.5%      $    8.88        Sept. 13, 2005  $  55,850  $   141,500

George Calhoun.................      10,000(3)            0.5%      $    8.88        Sept. 13, 2005  $  55,850  $   141,500

Yoram Bibring..................      15,000(4)            0.7%      $    8.00          Sept 1, 2005  $  75,450  $   191,250

William Opet...................      10,000(5)            0.5%      $    9.13        April 11, 2005  $  57,400  $   145,500

Andrew Robb....................      --               --               --               --              --          --

- ------------------
(1) In accordance with the rules of the Commission, 'Potential Realizable Value' has been calculated assuming an aggregate ten-year appreciation of the fair market value of the Corporation's Common Stock on the date of grant, at annual compounded rates of 5% and 10%, respectively.
(2) The exercise price of each option reported hereunder was equal to or greater than the fair market value of the Corporation's Common Stock on the date such option was granted.
(3) These options were immediately exercisable when granted.
(4) These options become exercisable with respect to 3,000 shares in September 1996, 3,000 shares in September 1997 and 9,000 shares in September 1998.
(5) These options become exercisable with respect to 2,000 shares in April 1996, 2,000 shares in April 1997, and 6,000 shares in April 1998.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES


                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                           OPTIONS AT FY-END (#)      OPTIONS AT FY-END ($)
                             SHARES ACQUIRED    VALUE    -------------------------  --------------------------
NAME                         ON EXERCISE (#)  REALIZED   EXERCISABLE  UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
- ---------------------------  ---------------  ---------  -----------  ------------  -----------  -------------

Yaron Eitan................        100,000      512,500    1,222,295      750,000     3,925,762            0

George Calhoun.............        125,000      662,250      251,780            0     1,264,700            0

Yoram Bibring..............         99,356      584,890       63,344       36,666       102,459        7,604

William Opet...............        --            --           35,000       80,000             0            0

Andrew Robb................        --            --           27,000       73,000         4,375        6,563

- ------------------
(1) Value based on market value of the Corporation's Common Stock on December 31, 1995, or $6.315 per share, minus the exercise price.

EMPLOYMENT AGREEMENTS AND OTHER MATTERS

     In March 1995, the Corporation and Mr. Churchill entered into an agreement pursuant to which Mr. Churchill agreed to serve as the Chairman of the Board of the Corporation through March 31, 1998. Under the agreement, Mr. Churchill is paid compensation of $50,000 per year and is eligible to receive bonuses at the discretion of the Compensation Committee. In addition, Mr. Churchill, was granted options to purchase 250,000 shares of Common Stock at prices ranging from $8.00 to $14.00 per share. The options became exercisable with respect to 83,333 shares upon issuance, with respect to 83,333 shares on March 31, 1996, and become exercisable with respect to 83,333 shares on March 31, 1997.

     In March, the Corporation entered into an agreement with Mr. Eitan pursuant to which he agreed to serve as the President and Chief Executive Officer of the Corporation through March 31, 1998. Under the agreement, Mr. Eitan will be paid a base salary of $250,000 during the first year thereof, $275,000 per year during the second year thereof and $320,000 per year during the third year thereof. Mr. Eitan is entitled to receive such additional bonuses as shall be determined by the Compensation Committee in its sole discretion. Mr. Eitan was also granted options to purchase an aggregate of 750,000 shares of the corporation's common stock at prices ranging from $8 to $14 per share. These options vest over a three year period, with an exercise price for a substantial portion of the options at a price well above the market price of the Common Stock on the date of grant. Mr. Eitan is also entitled to receive an annual cash bonus in an amount equal to three percent of the Corporation's consolidated pre-tax income for each fiscal year in which such agreement is in effect, as reported in the Corporation's financial statements audited by the Corporation's independent accountants. Mr. Eitan is eligible to receive such additional bonuses (including stock grant awards and options) as is determined by the Committee, whose determination was not required to be based on specific performance goals. The Compensation Committee of the Board of Directors awarded Mr. Eitan a bonus of $200,000 for the fiscal year ended December 31, 1995, which included forgiveness of $100,000 indebtedness payable by Mr. Eitan to the Corporation. See 'Executive Compensation--Committee Interlocks and Insider Participation.'

     Pursuant to Mr. Eitan's agreement, the Corporation provides Mr. Eitan with health, accident and individual disability insurance as well as a life insurance policy with benefits aggregating $1,500,000, with the beneficiaries thereunder to be named by him. Mr. Eitan is also to be reimbursed for out-of-pocket expenses incurred in connection with the performance of his duties. Mr. Eitan also receives the use of an automobile supplied by the Corporation, of value and quality acceptable to him. The Corporation is responsible for all expenses and maintenance costs attributed thereto as well as for the costs of insuring such vehicle. There is no specific limit in Mr. Eitan's agreement as to the amount to be expended by the Corporation for the use and maintenance of such automobile.

     Mr. Eitan is bound by his employment agreement to treat confidentially all proprietary information learned by him during the course of his employment with the Corporation for the term of the agreement and for three years thereafter. Mr. Eitan has also agreed to refrain from competing, in any state of the United States or in Israel, with the Corporation or any of its subsidiaries during the term of the agreement and for a period of three years thereafter. He has also agreed to refrain from soliciting the Corporation's employees or officers following the termination of his employment.

     The Corporation has also agreed to use its best efforts to have Mr. Eitan elected as a member of the Board of Directors of the Corporation during the term of his employment agreement.

     George Calhoun serves as the President of the Corporation's Wireless Technologies Division. Mr. Calhoun is presently paid a base salary at the rate of $175,000 per year, subject to annual adjustments. Mr. Calhoun is entitled to receive all employee benefits offered to senior executives and key management employees, including without limitation, disability insurance, hospitalization insurance, major medical insurance, medical reimbursement, survivor income, life insurance and any other benefit plan or arrangement. Mr. Calhoun is entitled to be reimbursed for all out-of-pocket expenses reasonably and necessarily incurred in the performance of his duties. Mr. Calhoun also receives the use of an automobile and an allowance to cover all expenses and maintenance costs attributed thereto, as well as the cost of insuring such vehicle.

     In 1994, the Corporation entered into one year employment agreements with each of Yoram Bibring and William Opet. The term of each of these agreements automatically extends for additional one year periods and will continue to be so automatically extended unless the Corporation or the respective executive officer provides the other sixty days' advance notice of its or his desire to terminate the employment relationship. Pursuant to the agreements, the Corporation is obligated to pay each of these executives a base salary at least equal to the base salary such executive received during 1994. The actual compensation payable to each of these executives shall be determined by the Compensation Committee. These executives are also eligible to receive annual bonuses in amounts determined by the Compensation Committee based upon such executive's performance and the operating results and financial condition of the Corporation. In addition, the executives are entitled to participate in all employee benefit plans and arrangements which are generally available to the Corporation's executive officers.

     The Corporation may terminate the employment agreement with either of Messrs. Bibring or Opet for 'cause' (as defined in the respective employment agreements) or in the event of the death or incapacity of such executive. In the event the Corporation terminates Mr. Bibring or Opet for another reason, such executive will generally be entitled to six months salary. Upon certain 'changes of control' (as defined in the respective employment agreements) of the Corporation, Mr. Bibring will be entitled to an amount equal to six times his average monthly compensation for the twelve month period preceding the change of control plus an amount sufficient to reimburse him for tax liabilities incurred as a result of such change of control payments. In addition, all stock options granted to Mr. Bibring and Mr. Opet will vest upon certain changes of control.

COMPENSATION OF DIRECTORS

     All directors other than Mr. Churchill receive only options as compensation for acting as directors of the Corporation. During 1995, each director (including Messrs. Churchill, Calhoun, Crane and Eitan) of the Corporation received 10,000 options with an exercise price equal to the fair market value of the Common Stock on the date of grant. Directors are reimbursed for expenses related to their attendance at Board of Directors meetings. All options granted to directors expire ten years from the date of grant.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS INCLUDING THIS PROXY STATEMENT IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND THE COMMITTEE REPORT ON EXECUTIVE COMPENSATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Corporation's Common Stock since December 31, 1990 with the cumulative total return on the S&P 500 Index and a peer group of eight companies which are identified in footnote (1) below and are engaged in the manufacture of television, radio and communications equipment (the 'Peer Group') over the same period (assuming the investment of $100 in the Corporation's Common Stock, the S&P 500 Index and the Peer Group on December 31, 1990, and reinvestment of all dividends). The cumulative total return for the Peer Group has been weighted according to the respective Peer Group member's stock market capitalization at the beginning of each period for which a return is indicated. The cumulative total stockholder return represents the value that such investments would have had on December 31, 1995. Total return calculations for the S&P 500 Index and for the Peer Group were performed by Standard & Poor's Compustat Services, Inc.

                                    [GRAPHIC]



                                   S&P 500                    Geotek
                                    Index                 Communications             Peer Group
                                   -------                --------------             ----------


Dec 90                              100                       100                        100
Dec 91                              130.47                    116.67                     115.96
Dec 92                              140.41                    279.13                     113.73
Dec 93                              154.56                  1,050.00                     214.60
Dec 94                              156.60                    575.00                     127.46
Dec 95                              215.45                    420.80                     151.35





- ------------------
(1) The Peer Group consists of the following publicly traded companies which are engaged in providing wireless communications and/or paging services and set forth in parenthesis after the name of each company is the return year during which such company is first included in the Peer Group: Dialpage Inc.
    (1993), Metricom Inc. (1993), Nextel Communications (1993), Onecomm Corp.
    (1994), Pittencrieff Communications (1994), Qualcomm Inc. (1992), Racotek Inc. (1994) and Vanguard Cellular Systems, Inc. (1990).

COMMITTEE REPORT ON EXECUTIVE COMPENSATION
OVERVIEW AND PHILOSOPHY

     During 1995, the Compensation Committee of the Board of Directors was composed of Messrs. Auch, Churchill, Griffin and Eitan. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Corporation. Decisions with respect to awards of stock options to executive officers under the Corporation's stock option plans are made by the 16b-3 Committee. The members of the 16b-3 Committee for 1995 were Messrs. Auch and Griffin. The Compensation Committee and the 16b-3 Committee are referred to collectively as the 'Committees.'

     The Corporation's Executive Compensation Program is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of the Corporation. In applying these principles the Committees have established a program to:

          o Attract and retain key executives critical to the long-term success of the Corporation and each of its business groups.

          o Reward executives for long-term strategic management and the enhancement of stockholder value.

          o Integrate compensation programs with both the Corporation's annual and long-term strategic planning and measuring processes.

          o Support a performance-oriented environment that rewards achievement with respect to the Corporation's goals and also as compared to others in the industry.

     Since 1992, the Corporation has devoted substantial financial and management resources to the development of an integrated, digital wireless communications network and recently has begun the roll-out of this network in major markets throughout the United States. Much of the Corporation's current wireless communications operations are in an early stage, require significant capital expenditures and have generated relatively small revenues to date. As a consequence of the stage of the Corporation's wireless communications operations, many traditional corporate performance measures are not representative of the contributions made to the Corporation by individual executive officers of the Corporation. Thus, in making compensation decisions, the Committees focus on the individual contributions of executive officers to the Corporation's strategic goals, including, but not limited to, the formation of strategic alliances, the raising of capital, the acquisition of operating subsidiaries and the execution by such officers of the Corporation's business plan. The Committees use their discretion to set executive compensation where, in their judgment, external, internal or an individual's circumstances warrant it.

     The Committees also periodically review the compensation policies of other similarly situated companies, as set forth in the proxy statements of such companies, to determine whether the Corporation's compensation decisions are competitive within the telecommunications and electronics industries, as well as with a broader group of companies of comparable size and complexity. This comparison group includes the companies included in the Peer Group. The Committees focus on companies engaged in these industries because these are the areas where the Corporation has recently devoted, and expects to continue to devote, a substantial portion of its efforts and resources.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Corporation's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options and various benefits, including medical and pension plans generally available to employees of the Corporation.

     Base Salary and Bonus. Base salary levels for the Corporation's executive officers are competitively set relative to companies in the telecommunications and electronics industries and other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Corporation. The Compensation Committee generally sets base salary for executive officers at the median to low end of the range at which comparable companies compensate their executive officers. The Compensation Committee believes that executive officers should receive a substantial portion of their compensation in the form of discretionary bonuses and stock options as these types of compensation awards provide a better incentive to executive officers to achieve long-term value for the Corporation and its stockholders. The Committees believe they have achieved a proper balance between providing enough immediate cash compensation to retain and attract top quality managers and providing long term incentives, in the form of stock options and cash bonuses, to promote long-term growth for the Corporation's stockholders.

     Stock Option Plan. The Corporation's 1989 Option Plan is the Corporation's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and the Corporation's performance and to enable executives to develop and maintain a significant, long-term stock ownership position in the Corporation's Common Stock.

     The Corporation's 1989 Option Plan authorizes the Board of Directors or a designated committee thereof to award stock options to key executives. The 16b-3 Committee is responsible for the grant of stock options to the Corporation's executive officers. Stock options are granted at varying intervals at an option price equal to or greater than the fair market value of the Corporation's Common Stock on the date of grant, generally vest over a three or five-year period and have a ten-year term. Current options held by the executive officers are considered in determining the amount of awards to such executive officers. Because the Committees believe that the award of stock options is the best incentive for executive officers to promote long-term growth for the Corporation's stockholders, the Committees attempt to make the grant of stock options a substantial part of the executive officers' compensation. As a result, the number of options granted to the Corporation's executive officers tend to be in the median to high range of option grants to executive officers of comparable companies. The Committees believe these relatively high option grants allow the Corporation to attract and retain quality managers while paying relatively lower cash compensation.

     Benefits. The Corporation provides medical and pension benefits to its executive officers that are generally available to the Corporation's employees. The amount of perquisites, as determined in accordance with the rules of the Commission relating to executive compensation, did not exceed 10% of salary for the 1995 fiscal year. The Compensation Committee does not consider benefits and perquisites to be a significant portion of the Corporation's executive officer compensation.

     Section 162(m) of the IRC. In general, Section 162(m) of the IRC limits the ability of public corporations to deduct remuneration in excess of certain thresholds paid to certain executive officers. The Committees continuously monitor and review the compensation of the Corporation's highest paid executive officers to ensure that the Corporation's deduction for remuneration is not subject to the limitations imposed by Section 162(m) of the IRC. For example, remuneration to executive officers in the form of stock options is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the IRC and, thus, would not be subject to deduction limitations imposed thereunder.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Eitan was appointed to the position of Chief Executive Officer in 1989. During 1995, Mr. Eitan served as the President and Chief Executive Officer of the Corporation pursuant to an employment agreement which expired on March 31, 1995 and a new agreement which will expire on March 31, 1998. Under these agreements, Mr. Eitan was paid a base salary of $225,000 per year through March 31, 1996 and, beginning April 1, 1996, will be paid a base salary of $250,000. Mr. Eitan was entitled to receive an annual cash bonus in the amount equal to three percent of the Corporation's consolidated pre-tax income for each fiscal year in which such agreement was in effect, as reported in the Corporation's financial statements audited by the Corporation's independent accountants. No bonus was payable to Mr. Eitan during 1995 pursuant to this formula. Mr. Eitan was also eligible to receive such additional bonuses (including stock grant awards and options) as determined by the Committees based upon the factors enumerated above. Mr. Eitan does not participate in the decision making of the Compensation Committee with regard to any discretionary bonuses which may be awarded to him. During 1995, Mr. Eitan received a discretionary bonus equal to $200,000, a portion of which was paid in the form of the forgiveness of $100,000 indebtedness owed by Mr. Eitan to the Corporation. See 'Executive Compensation--Committee Interlocks the Insider Participation.' In addition, in connection with the waiver by Mr. Eitan of certain rights contained in a prior employment agreement, Mr. Eitan received options to purchase 250,000 shares of Common Stock. Finally, Mr. Eitan was granted options to purchase an additional 10,000 shares of Common Stock as compensation for his service on the Corporation's Board of Directors. This award was the same as that made to all other directors of the Corporation.

     In recognition of Mr. Eitan's efforts and achievements and in order to induce Mr. Eitan to continue in the employ of the Corporation, Mr. Eitan was granted options to purchase an aggregate of 750,000 shares of Common Stock which vest over a three year period as follows: in December 1995, options to purchase 225,000 shares of Common Stock at a price of $8.00 per share became exercisable; in December 1996, options to purchase 250,000 shares of Common Stock at a price of $10.00 per share became exercisable; and in December 1997, the remaining options to purchase 275,000 shares of Common Stock at $14.00 per share will become exercisable. These options are designed to provide Mr. Eitan with an additional incentive to increase the return to the Corporation's stockholders and to align Mr. Eitan's interest to those of the Corporation's stockholders. The Committees believe that the cash compensation payable and the option awards to Mr. Eitan are consistent with its policies to pay relatively lower levels of cash compensation and use stock options as an incentive to the Corporation's executive officers, the value of which are aligned with the value generated for the Corporation's stockholders.

     The Committees feel that the size of Mr. Eitan's bonus and the option grants to Mr. Eitan are appropriate in light of Mr. Eitan's leadership role in:
(i) the development and implementation of the Corporation's wireless communications strategy, including the commencement of operations in Philadelphia (1995), and Washington, D.C., Baltimore, Boston and New York (early
1996); (ii) the raising of capital during the last several years through, among other things, the offer and sale of Preferred Stock and debt securities; and
(iii) the acquisition and oversight of significant equity interests in several new operating subsidiaries during the last several years, including but not limited to, Speech Design GmbH, GMSI, NB3, Cumulous Communications Company, Preussag Bundelfunk GmbH and DBF Bundelfunk GmbH & Co. Betriebs KG. The Committees attribute much of the Corporation's success to the efforts of Yaron Eitan.

     Walter E. Auch
     Haynes G. Griffin

     Members of the Compensation Committee and the 16b-3 Committee

     Winston Churchill
     Yaron Eitan

     Members of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Auch, Churchill, Griffin and Eitan. Mr. Churchill is the Corporation's Chairman and Mr. Eitan is the Corporation's President and Chief Executive Officer. The 16b-3 Committee consists of Messrs. Auch and Griffin.

     In October 1992, Yaron Eitan purchased from the Corporation 100,000 shares of Common Stock and 100,000 warrants to purchase Common Stock, at an exercise price of $3.10 per share, for an aggregate purchase price of $185,000. Of such purchase price, $30,000 was paid in cash and the remainder was loaned by the Corporation to Mr. Eitan at an interest rate of prime plus 1%, to be paid within 12 months of the date of purchase (which date was subsequently extended). The Corporation forgave the repayment of a portion of this loan in 1995 and forgave the repayment of the balance of this loan in early 1996. The largest aggregate amount outstanding on this loan during 1995 was $155,000 and the balance of this loan on December 31, 1995 was $55,000.

     On February 23, 1994, pursuant to a Stock Purchase Agreement (the 'Purchase Agreement') between the Corporation and Vanguard (for which Mr. Griffin serves as President) dated December 29, 1993, the Corporation sold 2.5 million shares of Common Stock to Vanguard for a total of $30 million. Vanguard was also granted the right to invest up to an additional $167 million in a series of related non-transferable options (together, the 'Vanguard Options') to purchase additional shares of Common Stock at prices ranging from $15.00 to $18.00 per share over an approximately 48-month period following the initial investment. In connection with this transaction, the Corporation also entered into a five-year management consulting agreement with Vanguard, pursuant to which Vanguard provides operational and marketing support to the Corporation for an aggregate of 300,000 shares of Common Stock per annum (the 'Management Shares'). Through February 1996, the Corporation had issued 600,000 shares of Common Stock to Vanguard pursuant to this agreement. Such agreement will terminate, and the compensation paid thereunder shall cease, upon Vanguard's failure to exercise any of the Options.

     In September 1995, Vanguard purchased 531,462.5 shares of Series L Stock for an aggregate purchase price of $5 million. These shares were purchased at the same price that Toronto Dominion Investments, Inc. ('TDI'), an entity not affiliated with the Corporation or Vanguard, also purchased 531,462.5 shares of Series L Stock. Each share of Series L Stock is convertible into one share of

Common Stock. Each share of Series L Stock also entitles the holder thereof to certain voting rights, including the right to vote on all matters voted on by holders of Common Stock as if such Series L Stock had already been converted. The stated value of the Series L Stock is $9.408 per share, with a cumulative annual preferred dividend of 7.5% of the stated value thereof, payable quarterly through and including the date in which the Series L Stock is no longer issued and outstanding. The dividends may be paid in shares of Series L Stock.

     The Corporation may, at its option, call the Series L Stock for mandatory conversion into Common Stock at any time after the average closing price of the Common Stock is greater than $14.11 (subject to certain adjustments for changes in the number of shares outstanding) for any forty-five trading days within any period of sixty trading days. The redemption price will be payable in cash or shares of Common Stock at the Corporation's option.

     The Corporation also granted Vanguard certain registration rights with respect to the shares of Common Stock issuable by the Corporation upon conversion of the Series L Stock and any other shares of Common Stock acquired by Vanguard. In addition, upon the occurrence of certain events of default, the number of directors constituting the Board of Directors of the Corporation will be automatically increased by two and the holders of the Series L Stock will have the right to elect the two additional directors.

     In connection with Vanguard's purchase of the Series L Stock, the Corporation agreed to modify the terms of the Vanguard Options granted to Vanguard under the Purchase Agreement. Pursuant to these modifications, the total number of shares of Common Stock subject to the Vanguard Options were decreased from ten million shares to seven million shares, with options to purchase two million shares of Common Stock at $15.00 per share and $16.00 per share expiring on September 1, 1996 and options to purchase three million shares of Common Stock at $17.00 per share expiring on September 1, 1997. The term of the $16.00 options may be extended in certain circumstances. In the event any Vanguard Options expire unexercised, all remaining Vanguard Options will automatically expire. In addition, Vanguard assigned one-half of the Vanguard Options exercisable at $15.00 per share and one-seventh of each of the Vanguard Options exercisable at $16.00 and $17.00 per share to TDI. All of the Vanguard Options assigned to TDI operate independently of the Vanguard Options held by Vanguard. Finally, Vanguard agreed to waive the Corporation's obligation to reserve the shares issuable upon exercise of the Vanguard Options and the Management Shares until the Annual Meeting or August 31, 1996 and, until September 1, 1996, to vote all shares of Common Stock which it holds or may hold in favor of any proposal made by the Corporation to its stockholders to increase the number of shares of Common Stock the Corporation is authorized to issue. In the event the Corporation does not have a sufficient number of shares of Common Stock reserved for issuance to Vanguard of all the Management Shares and the shares issuable upon exercise of the Vanguard Options, the Corporation must pay to Vanguard, as liquidated damages, the fair market value of the Vanguard Options and the Management Shares on September 1, 1996, as determined in accordance with the waiver agreement.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) of the Common and Preferred Stock as of April 10, 1996, for (a) directors and executive officers of the Corporation, (b) all directors and executive officers of the Corporation, as a group, and (c) each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock. No director or executive officer of the Corporation beneficially owns any of the Corporation's Series K Stock or Series M Stock. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares of Common Stock listed next to such person's name.



                                                                                     TOTAL
                                                                                   NUMBER OF   PERCENTAGE    PERCENTAGE
                                                                                   SHARES OF   OF CLASS OF   OF CLASS OF
                                                                                    COMMON       COMMON       SERIES H
                                                                                     STOCK        STOCK         STOCK
DIRECTORS, NOMINEES                             SERIES      SERIES      SERIES    BENEFICIALLY BENEFICIALLY BENEFICIALLY
AND EXECUTIVE OFFICERS               COMMON        H           I           L       OWNED(1)     OWNED(2)        OWNED
- ----------------------------------  ---------  ---------     -----     ---------  -----------  -----------  -------------
Walter E. Auch(3).................     23,394          0           0           0      108,394       *                 0
Yoram Bibring(4)..................    153,356          0           0           0      213,356       *                 0
George Calhoun(5).................    280,161          0           0           0      531,941       *                 0
Purnendu Chatterjee(6)............          0    444,445          20           0   10,347,036        15.4%          100%
Winston Churchill(7)..............  1,023,330          0           0           0    1,220,797         2.1%            0
Jonathan C. Crane.................          0          0           0           0            0           0             0
Yaron Eitan(8)....................    490,070          0           0           0    1,787,365         3.1%            0
Haynes G. Griffin(9)..............  3,100,000          0           0     531,463    8,936,963        14.3%            0
Richard Krants(10)................    424,873          0           0           0      522,573       *                 0
Richard T. Liebhaber(11)..........      5,000          0           0           0       28,333       *                 0
William Opet(12)..................          0          0           0           0       55,000       *                 0
Andrew Robb(12)...................          0          0           0           0       27,000       *                 0
Haim Rosen(13)....................  1,200,000          0           0           0    1,230,000         2.2%            0
Kevin W. Sharer(12)...............          0          0           0           0       33,333       *                 0
William Spier(14).................    696,353          0           0           0      726,353         1.3%            0
All directors and executive
  officers as a group
  (19 persons)(15)................  7,396,537    444,445          20     531,463   25,815,990        34.3%          100%
OTHER BENEFICIAL OWNERS
S-C Rig Investments-III(16).......          0    444,445          20           0   10,127,036        15.1%          100%
Vanguard Cellular
  Systems, Inc.(17)...............  3,100,000          0           0     531,463    8,916,963        14.2%            0

                                     PERCENTAGE      PERCENTAGE
                                     OF CLASS OF     OF CLASS OF
                                      SERIES I        SERIES L
                                        STOCK           STOCK
DIRECTORS, NOMINEES                 BENEFICIALLY    BENEFICIALLY
AND EXECUTIVE OFFICERS                  OWNED           OWNED
- ----------------------------------  -------------  ---------------
Walter E. Auch(3).................            0               0
Yoram Bibring(4)..................            0               0
George Calhoun(5).................            0               0
Purnendu Chatterjee(6)............          100%              0
Winston Churchill(7)..............            0               0
Jonathan C. Crane.................            0               0
Yaron Eitan(8)....................            0               0
Haynes G. Griffin(9)..............            0              50%
Richard Krants(10)................            0               0
Richard T. Liebhaber(11)..........            0               0
William Opet(12)..................            0               0
Andrew Robb(12)...................            0               0
Haim Rosen(13)....................            0               0
Kevin W. Sharer(12)...............            0               0
William Spier(14).................            0               0
All directors and executive
  officers as a group
  (19 persons)(15)................          100%             50%
OTHER BENEFICIAL OWNERS
S-C Rig Investments-III(16).......          100%              0
Vanguard Cellular
  Systems, Inc.(17)...............            0              50%



- ------------------
*   Less than 1%

(1) The Series H Stock is, under certain circumstances, convertible into Common Stock by dividing (i) the sum of the $90.00 per share stated value and any dividend arrearage by (ii) $9.00 per share (as adjusted from time to time for certain events of dilution). As of April 23, 1996, each share of Series H Stock was convertible into ten shares of Common Stock. The Series I Stock is, under certain circumstances, convertible into Common Stock by dividing
    (x) the sum of $500,000 per share stated value and any dividend arrearage by
    (y) $11.75 per share (as adjusted from time to time for certain events of dilution). As of April 23, 1996, the Series I Stock was convertible into 42,553 shares of Common Stock. The Series L Stock is, under certain circumstances, convertible into Common Stock by dividing (x) the sum of $9.408 per share stated value and any dividend arrearage by (y) 9.408 per share (as adjusted from time to time for certain events of dilution). As of April 23, 1996, the each shares of Series L Stock was convertible into one share of Common Stock. The number of shares indicated in each column refers only to issued and outstanding shares of such class or series.

(2) The percentage column represents the percentage of Common Stock beneficially owned, calculated in accordance with the Exchange Act, whether presently issued and outstanding or reserved for issuance pursuant to conversion or exercise of acquisition rights.

(3) Mr. Auch holds 85,000 options which are currently exercisable.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
(4) Mr. Bibring holds 60,000 options which are currently exercisable.

(5) Mr. Calhoun holds 251,780 options which are currently exercisable.

(6) Dr. Chatterjee is an affiliate of S-C Rig and, as such, may be deemed to beneficially own those securities held by S-C Rig. S-C Rig is the record owner of 444,445 shares of Series H Stock which are convertible into 4,444,450 shares of Common Stock, and 20 shares of Series I Stock which are convertible into 851,060 shares of Common Stock, and a warrant to purchase 621,000 shares of Common Stock. In addition, in connection with the credit facility transaction described below, S-C Rig was issued warrants to purchase 4,210,526 shares of Common Stock. These warrants will not become exercisable unless Proposal II is approved by the Corporation's stockholders. The figures contained herein assume approval of Proposal II and include the shares of Common Stock issuable upon exercise of these warrants. Dr. Chatterjee is also deemed to beneficially own options to purchase 200,000 shares of Common Stock held by one of his affiliates, XTec International, Inc. ('XTec') See 'Certain Relationships and Related Transactions.' Dr. Chatterjee also holds 20,000 options which are immediately exercisable. Mr. Chatterjee's address is 888 7th Avenue, Suite 3300, New York, New York 10106.

(7) Mr. Churchill is principal of CIP Capital Management, Inc., the general partner of CIP Capital, L.P. ('CIP'), and, as such, may be deemed to beneficially own those securities held by CIP. CIP is the record holder of 647,626 shares of Common Stock and 10,800 options. Mr. Churchill also holds 186,667 options which are currently exercisable. Does not include 155,134 shares of Common Stock held by a trust for the benefit of Mr. Churchill's son, of which shares Mr. Churchill disclaims beneficial ownership.

(8) Mr. Eitan currently holds 1,297,295 options which are currently exercisable.

(9) Mr. Griffin is President of Vanguard and, as such, may be deemed to beneficially own these securities held by Vanguard. Vanguard is the record owner of the 3,100,000 shares of Common Stock and 531,463 shares of Series L Stock indicated. Vanguard also holds options to acquire up to an additional 5,285,500 shares of Common Stock. See Note (17) below and 'Executive Compensation--Compensation Committee Interlocks and Insider Participation.' Mr. Griffin also holds 20,000 options which are currently exercisable. Mr. Griffin's address is 2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27408.

(10) Mr. Krants holds 95,000 options which are currently exercisable and 2,700 shares held by Mr. Krants' children.

(11) Mr. Liebhaber holds 23,333 options which are currently exercisable.

(12) Consists of shares of Common Stock issuable upon options which are currently exercisable.

(13) Mr. Rosen is Vice-President of Tadiran and, as such, may be deemed to beneficially own those securities held by Tadiran. Tadiran is the record owner of the 1,200,000 shares of Common Stock indicated. Mr. Rosen also holds 30,000 options which are currently exercisable.

(14) Mr. Spier holds 30,000 options which are currently exercisable.

(15) Includes 18,545,953 shares of Common Stock issuable upon the conversion of Series H Stock, Series I Stock and Series L Stock and the exercise of currently exercisable warrants and options.

(16) S-C Rig holds 444,445 shares of Series H Stock and 20 shares of Series I Stock, convertible in accordance with the Certificate of Designation of such series into 4,444,450 shares of Common Stock and 851,060 shares of Common Stock, respectively, and a warrant to purchase 621,000 shares of Common Stock. In addition, in connection with the credit facility transaction described below, S-C Rig was issued warrants to purchase 4,210,526 shares of Common Stock. These warrants will not become exercisable unless Proposal II is approved by the Corporation's stockholders. The figures contained herein assume approval of Proposal II and include the shares of Common Stock issuable upon exercise of these warrants. S-C Rig's address is 888 7th Avenue, New York, NY 10106.

(17) In addition to the shares of Common Stock and Series L Stock indicated, Vanguard holds options to acquire up to an additional 5,285,500 shares of Common Stock. See 'Executive Compensation--Compensation Committee Interlocks and Insider Participation.' Vanguard's address is 2002 Pisgah Church Road, Suite 300, Greensboro, NC 27408.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is a description concerning transactions which may not otherwise be described herein by and between the Corporation and/or its affiliates and other persons or entities affiliated with the Corporation or its affiliates. The Corporation is of the view that each of such transactions was on terms no less favorable to the Corporation than would otherwise have been available to the Corporation in transactions with unaffiliated third parties, if available at all.

S-C RIG/CHATTERJEE GROUP

     On December 15, 1993, the Corporation sold 444,445 shares of Series H Stock to S-C Rig, an entity affiliated with Messrs. George Soros and Purnendu Chatterjee, a director of the Corporation, for an aggregate consideration of $40,050,000. In connection with this transaction, the Corporation entered into a consulting agreement with The Chatterjee Group, an affiliate of S-C Rig ('Chatterjee Group'), pursuant to which Chatterjee Group will provide certain advisory services for a fee of $25,000 per month. The agreement terminates on the earlier to occur of December 15, 2000 and such date that S-C Rig or one of its affiliates no longer beneficially owns 50% of the shares of the Common Stock into which the Series H Stock is convertible (calculated on a fully diluted basis).

     In addition, in August 1995, S-C Rig purchased $20.7 million principal amount at maturity of the Corporation's 15% Senior Secured Discount Notes (the 'Discount Notes') and ten year warrants to purchase 621,000 shares of Common Stock at $9.90 per share (the 'S-C Rig Warrants'). The Discount Notes will mature in July, 2005 and accrue interest until maturity at the rate of 15% per annum. Interest on the Discount Notes becomes payable, in cash, beginning in 2001. The Discount Notes include covenants that place restrictions on the Corporation, primarily relating to making certain investments and incurring additional debt. Gross proceeds from the sale of the Discount Notes and the S-C Rig Warrants was approximately $10 million.

     On April 5, 1996, the Corporation and S-C Rig entered into an agreement pursuant to which S-C Rig will make a $40.0 million unsecured senior credit facility available to the Corporation. All borrowings under the credit facility are required to be made prior to April 5, 1998, will accrue interest at a rate of 10% per annum and will mature four years from the date of the final borrowing thereunder. The Corporation will be obligated to pay S-C Rig a fee equal to 3% of each borrowing under the credit facility at the time of such borrowing. In connection with the establishment of the credit facility, the Corporation issued to S-C Rig a five-year warrant to purchase 4.2 million shares of Common Stock (subject to adjustment in certain circumstances) at an exercise price of $9.50 per share (subject to adjustment in certain circumstances). The Corporation will not be permitted to borrow under the credit facility, and the warrant will not become exercisable, unless the Corporation's stockholders approve Proposal II at the Annual Meeting.

METRO NET

     On January 27, 1994, pursuant to an Agreement and Plan of Merger (the 'Metro Net Agreement') with Metro Net and Metro Net's shareholders dated December 9, 1993, the Corporation issued 3,112,500 shares of Common Stock to the shareholders of Metro Net upon the merger of Metro Net into a newly formed wholly-owned subsidiary of the Corporation (the 'Merger'). Pursuant to the terms of the Metro Net Agreement, Richard Krants, the President and Chief Executive Officer of Metro Net prior to the transaction, was appointed to the Corporation's Board of Directors at the effective time of the Merger. In connection with this transaction, the Corporation entered into a consulting agreement with Mr. Krants pursuant to which he agreed to provide consulting services related to the management and construction of the Corporation's Specialized Mobile Radio networks in exchange for annual consideration of $75,000 and an option to purchase 75,000 shares of Common Stock at a price of $9.50 per share vesting over three years. This consulting agreement will terminate in December 1996.

XTEC

     During 1994, the Corporation entered into a joint venture with XTec, an affiliate of Purnendo Chatterjee, to pursue the acquisition of trunked mobile radio licenses in India. The Corporation and XTec each own 50% of this joint venture. In the event the joint venture is granted a trunked mobile radio license in India, the Corporation will grant XTec a five year option to purchase an additional 250,000 shares of Common Stock at a price of $9.25 per share.

RICHARD LIEBHABER

     During 1995, the Corporation entered into a consulting agreement with Richard Liebhaber, a director of the Corporation. Pursuant to this agreement, Mr. Liebhaber provided and will continue to provide certain advisory services to the Corporation. In exchange for these services, the Corporation granted to Mr. Liebhaber options to purchase 40,000 shares of Common Stock at an exercise price of $9.00 per share, which options vest over three years.

     All financial terms of the transactions described above resulted from negotiations between the parties. All future transactions between the Corporation and affiliates of the Corporation will be on terms intended to be no less favorable to the Corporation than could have been realized in an arm's-length transaction with unaffiliated parties and will be approved by a majority of the disinterested directors.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ('Section 16') requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the 'Reporting Persons') to file reports of ownership and changes in ownership with the Commission and to furnish the Corporation with copies of these reports.

     Based on the Corporation's review of the copies of these reports received by it, and written representations received from Reporting Persons, the Corporation believes that all filings required to be made by the Reporting Persons for the period January 1, 1995 through December 31, 1995 were made on a timely basis, except that one report, covering a grant of stock options that is exempt from Section 16 liability, was inadvertently not filed by Yoram Bibring, an officer of the Corporation.

                             STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Any stockholder who intends to present a proposal for consideration at the Corporation's 1997 Annual Meeting of Stockholders must, on or before December 31, 1996, submit a proposal to the Corporation and notify the Corporation that the stockholder intends to appear personally at the Corporation's 1997 Annual Meeting of Stockholders to present the proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 1997 proxy statement and form of proxy relating to the 1997 Annual Meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

NOMINATIONS OF PERSONS FOR ELECTION AS DIRECTORS AT THE 1997 ANNUAL MEETING

     Nominations for election to the Board of Directors at the Corporation's 1997 Annual Meeting of Stockholders may be made only in writing by a stockholder entitled to vote at the 1997 Annual Meeting of stockholders and must be addressed to the Secretary, Geotek Communications, Inc., 20 Craig Road, Montvale, New Jersey 07645. All nominations must be received by the Secretary on or before December 31, 1996, and must be accompanied by the information described in items (i) and (ii) above concerning nominations for election to the Board of Directors at the 1997 Annual Meeting. See 'Nominations of Persons for Election as Directors at the Annual Meeting.'

ANNUAL REPORT TO STOCKHOLDERS

     A copy of the Company's Annual Report to Stockholders which contains copies of the Company's audited financial statements is being sent to stockholders with this Proxy Statement.

ANNUAL REPORT ON FORM 10-K

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO ROBERT VECSLER, SECRETARY OF GEOTEK COMMUNICATIONS, INC., 20 CRAIG ROAD, MONTVALE, NJ 07645.

                                 OTHER MATTERS

     Management does not know of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors,
                                          ROBERT VECSLER
                                          Secretary

     IT IS IMPORTANT THAT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

April 30, 1996

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                                  COMMON STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES I CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series I Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES K CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series K Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES L CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series L Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES M CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series M Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

                          GEOTEK COMMUNICATIONS, INC.
                           FOR THE HOLDERS OF GEOTEK
                 SERIES H CUMULATIVE CONVERTIBLE PREFERRED STOCK


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1996 Annual Meeting of the Stockholders-June 3, 1996

  The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Bettina Stone, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series H Cumulative Covertible Preferred Stock held of record by the undersigned as of the close of business on April 23, 1996 at the 1996 Annual Meeting of Stockholders of the Corporation to be held on June 3, 1996, at 10:00 A.M., local time, at the Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


PROPOSAL I (Proposed by the Corporation. This Proposal is not related to or conditioned on the approval of the other
Proposals.)

                                    FOR all         WITHHOLD        FOR all
                                  nominees for      AUTHORITY     Except those
                                 director named      to vote       with lines
                                     below                        through them

1. Nominees: WALTER E. AUCH,          /  /             /  /            /  /
   GEORGE CALHOUN, PURNENDU CHATTERJEE,
   WINSTON J. CHURCHILL, JONATHAN C. CRANE,
   YARON EITAN, HAYNES G. GRIFFIN,
   RICHARD KRANTS, RICHARD T. LIEBHABER, KEVIN SHARER AND
   WILLIAM SPIER will be considered nominees for election at the Annual Meeting.




PROPOSAL II (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                         FOR            AGAINST      ABSTAIN

                                         /  /             /  /         /  /


2. The Amendment to the Corporation's Certificate of
   Incorporation to increase the number of authorized shares of Common Stock to 135,000,000 shares of Common Stock.

PROPOSAL III (Proposed by the Corporation. This
Proposal is not related to or conditioned on the approval of the other Proposals.)


                                          /  /            /  /         /  /

3. The ratification of Coopers & Lybrand L.L.P. as the
   Corporation's independent accountants for the 1996 fiscal year.


4. With discretionary authority to vote on such other business as may properly come before the Annual
   Meeting.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal, if any.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, ALSO "FOR" THE ITEM LISTED IN PROPOSAL III AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


              Please be sure to sign and date                  Date
                this Proxy in the box below.



  Stockholder sign above           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                           GEOTEK COMMUNICATIONS, INC.



NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.